Vanguard Advice Select International Growth Fund Summary Prospectus

November 9, 2021

Admiral™ Shares

Vanguard Advice Select International Growth Fund Admiral Shares (VAIGX)

The Fund's statutory Prospectus and Statement of Additional Information dated November 9, 2021, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/ us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee Per Year
(for certain fund account balances below $10,000)	$20

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.31%
12b-1 Distribution Fee	None

Other Expenses	0.11%

Total Annual Fund Operating Expenses1	0.42%

1 The expense information shown in the table reflects estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$43	$135

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. The Fund has no operating history and therefore has no portfolio turnover information.

Principal Investment Strategies

The Fund invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets in countries across developed and emerging markets. In selecting stocks, the Fund's advisors evaluate foreign markets around the world and choose a select group of large-, mid-, and small-capitalization companies considered to have above-average growth potential.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, and accounting systems; and greater political, social, and economic instability than developed markets.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

•Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.

•Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

This is the Fund's initial prospectus, so it does not contain performance data.

Investment Advisor

Baillie Gifford Overseas Ltd. (Baillie Gifford)

Portfolio Managers

James K. Anderson, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Head of Global Equities. He has co-managed the Fund since its inception in 2021.

Lawrence Burns, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has co-managed the Fund since its inception in 2021.

Purchase and Sale of Fund Shares

Admiral Shares are generally available only to clients enrolled in Vanguard Personal Advisory Services® (PAS). Clients enrolled in PAS should contact Vanguard for information on special eligibility rules that may apply to them. You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). There is no minimum investment amount required to open and maintain a Fund account for Admiral Shares. The minimum investment amount required to add to an existing Fund account is generally $1.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Advice Select International Growth Fund Admiral Shares—Fund Number 4437

To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SP 4437 112021